UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2024

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of each class	Trading Symbol(s)	Name Of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust or its applicable subsidiaries, as the context requires.

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 29, 2024, we and certain of our subsidiaries entered into a second amended and restated credit agreement, or the Credit Agreement, with Wells Fargo Bank, National Association, as administrative agent and a lender, and a syndicate of other lenders, governing a $325.0 million secured revolving credit facility and a $100.0 million secured term loan. The Credit Agreement replaces our previous $750.0 million unsecured revolving credit facility, which had a maturity date of January 31, 2024. The maturity date of the Credit Agreement is January 29, 2027. Subject to the payment of an extension fee and meeting certain other conditions, we have an option to further extend the stated maturity date of the new revolving credit facility by one additional twelve-month period. We can borrow, repay and reborrow funds available under the new revolving credit facility until maturity thereof, and no principal repayment on borrowings under the Credit Agreement is due until maturity thereof.

On January 29, 2024, we borrowed the full amount of the term loan and $132.0 million under the revolving credit facility. We used the proceeds from these borrowings to repay all outstanding borrowings under our previous revolving credit facility, to fund transaction related costs relating to the Credit Agreement and for general business purposes.

Interest payable on borrowings under the Credit Agreement is based on SOFR plus a margin of 3.50%. The Credit Agreement is secured by 19 properties with a gross carrying value of $941.9 million. In connection with the Credit Agreement, certain of our subsidiaries, or the Pledgors, entered into pledge agreements in favor of Wells Fargo Bank, National Association, in its capacity as administrative agent, or the Pledge Agreements. Pursuant to the Pledge Agreements, the Pledgors pledged all their respective equity interests in certain of our direct and indirect subsidiaries as collateral for all loans and other obligations under the Credit Agreement.

The Credit Agreement contains a number of covenants, including covenants that require us to maintain certain financial ratios, restrict our ability to incur additional debt in excess of calculated amounts and, subject to limited exceptions, restrict our ability to increase our distribution rate above the current level of $0.01 per common share per quarter. Availability of borrowings under the Credit Agreement is subject to ongoing minimum performance and market values of the 19 collateral properties. Certain of these covenants and related definitions, among other provisions, were modified from our previous agreement pursuant to the Credit Agreement. The Credit Agreement permits acceleration of payment of all amounts outstanding thereunder upon the occurrence and continuation of specified events of default, such as a change of control of us, which includes The RMR Group LLC ceasing to act as our sole business manager.

Wells Fargo Bank, National Association and the other lenders party to the Credit Agreement, as well as their affiliates, have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

The foregoing descriptions of the Credit Agreement and Pledge Agreements are not complete and are subject to and qualified in their entirety by reference to the copies of the Credit Agreement and Pledge Agreements attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	Continued availability of borrowings under the revolving credit facility is subject to ongoing minimum performance and market values of the collateral properties, our satisfying certain financial covenants and other credit facility conditions that we may be unable to satisfy,

•	We have the option to extend the maturity date of the revolving credit facility upon payment of a fee and meeting other conditions. However, the applicable conditions may not be met, and

•	Actual costs under the Credit Agreement will be higher than the stated rates because of fees and expenses associated with such debt.

The information contained in our periodic reports filed with the Securities and Exchange Commission, or SEC, including under “Risk Factors,” or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amended and Restated Credit Agreement, dated January 29, 2024, among OPI WF Borrower LLC, as borrower, OPI WF Holding LLC, as holdings, the Company, as parent and outgoing borrower, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other institutions party thereto. (Filed herewith.)

10.2	Pledge Agreement, dated as of January 29, 2024, among certain subsidiaries of the Company party thereto and Wells Fargo Bank, National Association, as Collateral Agent. (Filed herewith.)

10.3	Pledge Agreement, dated as of January 29, 2024, between OPI WF Holding LLC and Wells Fargo Bank, National Association, as Collateral Agent. (Filed herewith.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: January 29, 2024